UACSC 99-B

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 6/30/99

NOTE BALANCE RECONCILIATION                                                        DOLLARS
                                                        CLASS A-1        CLASS A-2       CLASS A-3        CLASS A-4
                                                      -------------    -------------    -------------   -------------
Original Note Balances                                66,275,000.00    96,350,000.00    73,350,000.00   87,247,000.00
Beginning Period Note Balances                        66,275,000.00    96,350,000.00    73,350,000.00   87,247,000.00
Principal Collections - Scheduled Payments             7,688,013.91                -                -               -
Principal Collections - Payoffs                       12,888,676.62                -                -               -
Principal Withdrawal from Payahead                           503.29                -                -               -
Gross Principal Charge Offs                               81,828.43                -                -               -
Repurchases                                                       -                -                -               -
Accelerated Principal                                    885,424.14                -                -               -
Principal shortfall, up to Accelerated Principal                  -                -                -               -
Total Principal to be Distributed                     21,544,446.39                -                -               -
                                                      -------------    -------------    -------------   -------------
Ending Note Balances                                  44,730,553.61    96,350,000.00    73,350,000.00   87,247,000.00
                                                      =============    =============    =============   =============


Note Factor                                               0.6749235        1.0000000        1.0000000       1.0000000
Interest Rate                                                4.9600%          5.4700%          5.8400%          6.110%



NOTE BALANCE RECONCILIATION                                                               NUMBERS
                                                          CLASS B            TOTAL
                                                       -------------    --------------     ------
Original Note Balances                                 17,010,904.00    340,232,904.00     22,742
Beginning Period Note Balances                         17,010,904.00    340,232,904.00     22,742
Principal Collections - Scheduled Payments                         -      7,688,013.91
Principal Collections - Payoffs                                    -     12,888,676.62        504
Principal Withdrawal from Payahead                                 -            503.29
Gross Principal Charge Offs                                        -         81,828.43          1
Repurchases                                                        -                 -          0
Accelerated Principal                                              -        885,424.14
Principal shortfall, up to Accelerated Principal                   -                 -
Total Principal to be Distributed                                  -     21,544,446.39
                                                       -------------    --------------     ------
Ending Note Balances                                   17,010,904.00    318,688,457.61     22,237
                                                       =============    ==============     ======


Note Factor                                                1.0000000         0.9366774
Interest Rate                                                  6.310%           5.6565%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                            340,232,904.32
Beginning Period Principal Balance                                    340,232,904.32
Principal Collections - Scheduled Payments                              7,688,013.91
Principal Collections - Payoffs                                        12,888,676.62
Principal Withdrawal from Payahead                                            503.29
Gross Principal Charge Offs                                                81,828.43
Repurchases                                                                        -
                                                                      --------------
Ending Principal Balance                                              319,573,882.07
                                                                      ==============
Ending Note Balances                                                  318,688,457.61
                                                                      ==============
Tail not sold                                                                   0.32
                                                                      ==============
Cumulative Accelerate Principal                                           885,424.14
                                                                      ==============
CASH FLOW RECONCILIATION

Principal Wired                                                        20,578,988.56
Interest Wired                                                          4,030,614.68
Withdrawal from Payahead Account                                              913.37
Repurchases (Principal and Interest)                                               -
Charge Off Recoveries                                                       4,194.39
Interest Advances                                                          69,712.42
Collection Account Interest Earned                                         71,906.17
Spread Account Withdrawal                                                          -
Policy Draw for Principal or Interest                                              -
                                                                      --------------

Total Cash Flow                                                        24,756,329.59
                                                                      ==============
TRUSTEE DISTRIBUTION  (7/8/99)

Total Cash Flow                                                        24,756,329.59
Unrecovered Advances on Defaulted Receivables                                 467.44
Servicing Fee (Due and Unpaid)                                                     -
Interest to Class A-1 Noteholders, including any overdue amounts          392,642.56
Interest to Class A-2 Noteholders, including any overdue amounts          614,873.58
Interest to Class A-3 Noteholders, including any overdue amounts          499,758.00
Interest to Class A-4 Noteholders, including any overdue amounts          621,925.70
Interest to Class B Noteholders, including any overdue amounts            125,228.60
Principal to Class A-1 Noteholders, including any overdue amounts      21,544,446.39
Principal to Class A-2 Noteholders, including any overdue amounts                  -
Principal to Class A-3 Noteholders, including any overdue amounts                  -
Principal to Class A-4 Noteholders, including any overdue amounts                  -
Principal to Class B Noteholders, including any overdue amounts                    -
Insurance Premium                                                          74,945.75
Interest Advance Recoveries from Payments                                  13,375.50
Unreimbursed draws on the Policy for  Principal or  Interest                       -
Deposit to Payahead                                                        18,083.81
Payahead Account Interest to Servicer                                              -
Excess                                                                    850,582.26
                                                                      --------------

Net Cash                                                                           -
                                                                      ==============


Servicing Fee Retained from Interest Collections                          330,781.99

SPREAD ACCOUNT  RECONCILIATION
Original Balance                                                                   -
Beginning Balance                                                                  -
Trustee Distribution of Excess                                            850,582.26
Interest Earned                                                                    -
Spread Account Draws                                                               -
Reimbursement for Prior Spread Account Draws                                       -
Distribution of Funds to Servicer                                             (0.00)
                                                                      --------------
Ending Balance                                                            850,582.26
                                                                      ==============

Required Balance                                                          850,582.26

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                       11,908,151.64
Beginning Balance                                                      11,908,151.64
Reduction Due to Spread Account                                         (850,582.26)
Reduction Due to Accelerated Principal                                  (885,424.14)
Reduction Due to Principal Reduction                                               -
                                                                      --------------
Ending Balance                                                         10,172,145.24
                                                                      ==============

First Loss Protection Required Amount                                  10,172,145.24
First Loss Protection Fee %                                                    2.00%
First Loss Protection Fee                                                  34,472.27

POLICY  RECONCILIATION

Original Balance                                                      340,232,904.00
Beginning Balance                                                     340,232,904.00
Draws                                                                              -
Reimbursement of Prior Draws                                                       -
                                                                      --------------
Ending Balance                                                        340,232,904.00
                                                                      ==============

Adjusted Ending Balance Based Upon Required Balance                   320,423,085.78
                                                                      ==============
Required Balance                                                      320,423,085.78


PAYAHEAD RECONCILIATION

Beginning Balance                                                                  -
Deposit                                                                    18,083.81
Payahead Interest                                                                  -
Withdrawal                                                                    913.37
                                                                      --------------
Ending Balance                                                             17,170.44
                                                                      ==============

CURRENT DELINQUENCY
                                             PRINCIPAL       % OF ENDING
# PAYMENTS DELINQUENT           NUMBER        BALANCE        POOL BALANCE
---------------------           ------        -------        ------------
1 Payment                        214        2,989,160.02           0.94%
2 Payments                        56          709,650.77           0.22%
3 Payments                        2            13,144.84           0.00%
                                 ---        ------------           ----
Total                            272        3,711,955.63           1.16%
                                 ===        ============           ====


DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                    END OF PERIOD         DELINQUENCY
PERIOD            BALANCE           POOL BALANCE              RATE
------            -------           ------------              ----
Current          722,795.61        318,688,457.61             0.23%
1st Previous              -                     -
2nd Previous              -                     -


NET LOSS RATE
                                                                                                   DEFAULTED
                                                        LIQUIDATION             AVERAGE             NET LOSS
PERIOD                                   BALANCE         PROCEEDS             POOL BALANCE        (ANNUALIZED)
------                                   -------         --------             ------------        ------------
Current                                 81,828.43         4,194.39           329,460,680.81           0.28%
1st Previous                                    -                -                        -
2nd Previous                                    -                -                        -

Gross Cumulative Charge Offs            94,671.43       Number of Repossessions                          3
Gross Liquidation Proceeds               4,194.39       Number of Inventoried Autos EOM                  4
Net Cumulative Loss Percentage              0.03%       Amount of Inventoried Autos EOM          46,200.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)              0.01%
Trigger                                      0.50%
Status                                         OK



DATE: July 6, 1999                                /s/ Ashley Vukovits
                                                  -------------------------
                                                   ASHLEY VUKOVITS
                                                   FINANCE OFFICER